FORM 8-K

CURRENT REPORT

PUSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 10, 2002

EUROPA CRUISES CORPORATION

DELAWARE
COMMISSION FILE NUMBER: 0-17529
IRS EMPLOYER IDENTIFICATION NO. 59-2935476

150-153RD Avenue Suite 202
Madeira Beach, Florida 33708
(727) 393-2885

ITEM 5. OTHER EVENTS

     On July 3, 2002, the Board of Directors of Europa Cruises Corporation, consisting of Deborah A. Vitale, Chairman, and Gregory A. Harrison, Director, voted to elect Mr. Frank E. Williams, Jr. as a Director of the Company.

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROPA CRUISES CORPORATION

Dated: July 11, 2002	By: /s/ Deborah A. Vitale

Deborah A. Vitale Chairman of the Board